[LETTERHEAD OF COOK PHARMACEUTICAL SOLUTIONS]

                             First Amendment to the
                             ACUTE THERAPEUTICS INC.
                          and COOK IMAGING CORPORATION
                        dba COOK PHARMACEUTICAL SOLUTIONS
        Clinical Product Development Agreement effective January 3, 1997

This First Amendment to the Clinical Product Development Agreement ("First Amendment") is entered into this 16th day of January, between Acute Therapeutics, Inc. ("CLIENT"), a Pennsylvania corporation, and Cook Imaging Corporation dba Cook Pharmaceutical Solutions ("COOK"), an Indiana corporation,

WITNESSETH:

WHEREAS, CLIENT and COOK entered into a certain Clinical Product Development Agreement ("Agreement") effective January 3, 1997 and a Manufacturing Project Manual effective January 3, 1997 ("Manual") regarding KL4 Pulmonary Lung Surfactant whereby COOK agreed to provide development services to CLIENT;

WHEREAS, CLIENT has requested an amendment to the Agreement and Manual so as to include development of different strength batches of KL4 Pulmonary Lung Surfactant;

WHEREAS, COOK has agreed to CLIENTS's request to amend the Agreement and Manual to include COOK's performance of the development and production of the batches outlined in Attachment I.

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein, the receipt and sufficiency of which hereby are acknowledged by the parties, the parties agree as follows:

1. Attachment I to this First Amendment shall be incorporated into and become part of the Agreement and Manual as though fully set forth therein.

2. All terms and conditions set forth in the Agreement and Manual regarding KL4 Pulmonary Lung Surfactant shall also apply and be legally binding.

3.    This Amendment shall be binding and in full effect for a period of twelve
      (12) months from February 12, 1998.

4. Notwithstanding anything contained in the Agreement or Manual to the contrary, COOK will not be responsible for batches rejected due to equipment/process complications due to the complexity of the process. CLIENT will pay full price for rejected batches unless due solely to the wilful misconduct of COOK.


First Amendment to Agreement and Manual - 129; 2/12/98 - 03                    1
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5.    COOK reserves the right, in its sole discretion, to move scheduled manufacturing dates if necessary, without prior notice to CLIENT.

6. COOK will ship CLIENT's equipment (F.O.B. Bloomington) to CLIENT or CLIENT's designate fifteen (15) days following COOK's release of the final batch. If CLIENT fails to designate a shipping destination within the fifteen (15) day period, then CLIENT will accrue a [***], payable in advance and not prorated.

7. Except as specifically amended hereby, the Agreement and the Manual shall remain in full force and effect.

8. CLIENT shall be responsible for obtaining and maintaining sufficient quantities of Bulk Drug Substance and Drug Product reserve samples as defined in Good Manufacturing Practices regulations 21 CFR, Section 211.170.

9. CLIENT shall be responsible for supplying COOK with sufficient quantities of Palmitic Acid, DPPC, KL4, and POPG to complete the manufacturing campaign outlined in Attachment I.

10. Simultaneously with the execution of this Agreement, CLIENT shall pay COOK [***] to secure the manufacturing dates.

11. COOK may terminate the Agreement as hereby amended with or without cause, upon ten (10) days notice to CLIENT.

12. Notwithstanding anything contained herein to the contrary, shall be liable to the other for any incidental or consequential damage arising in connection with this Agreement or the Product sold hereunder. Cook's sale obligation shall be to refund purchase price and indemnify.

13. The filled product will be inspected and packaged within two weeks after the fill date so that it may be immediately shipped to CLIENT under quarantine. If CLIENT fails to take delivery under quarantine, then CLIENT will accrue a [***] (or any quantity thereunder), payable in advance and not prorated.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized officers.

ACUTE THERAPEUTICS INC.                   COOK IMAGING CORPORATION
                                          dba COOK PHARMACEUTICAL SOLUTIONS


By: /s/ Robert J. Capetola                By: /s/ Jerry C. Arthur
   ----------------------------              -------------------------

Name: Robert J. Capetola                  Name:  Jerry C. Arthur
     --------------------------                -----------------------

Title: President/CEO                      Title: President
      -------------------------                 ----------------------

Date:  2/14/98                            Date: February 12, 1998
     --------------------------                -----------------------


First Amendment to Agreement and Manual - 129; 2/12/98 - 03                    2

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                                  ATTACHMENT I

                                       TO

                             First Amendment to the
              ACUTE THERAPEUTICS INC. and COOK IMAGING CORPORATION
         Clinical Product Development Agreement effective January 3,1997

                       DEVELOPMENT ACTIVITIES AND PRICING

Development of the Drug Product for use in Clinical Studies will consist of the following:

--------------------------------------------------------------------------------
                                     Timing
--------------------------------------------------------------------------------
   Strength   Fill   Components    Batch    Theoretical   Batch    Project
   (mg/mL)    Date    (mL/mm)     Size(L)      Yield      Number     Code
--------------------------------------------------------------------------------
               [***]                                      M800065    129
--------------------------------------------------------------------------------
               [***]                                       800060  0129-004
--------------------------------------------------------------------------------
               [***]                                       800061  0129-003
--------------------------------------------------------------------------------
               [***]                                       800062  0129-003
--------------------------------------------------------------------------------
               [***]                                       800063  0129-003
--------------------------------------------------------------------------------
               [***]                                       800064  0129-004
--------------------------------------------------------------------------------

Storage - o Finished product: [***]

Prior to initial manufacture, the following must occur at COOK:

1.    Revision of batch records.

2.    Equipment set-up, calibration, and maintenance.

3. Confirmations for the steam-in-place validations of the TFE, supply, and receiving vessel(s).

4. Minimum of one media fill to qualify the set-up of the equipment and the filling process.

Required from CLIENT prior to initial manufacture:

1.    MSDS and C of A for each raw material supplied by CLIENT.

2.    Name of shipper to be used and name/address of recipient.

3. Reference standards for [***]. They must be complete with C of As, chromatograms, NMR, MS, etc.

4. Methods (preferably validated methods) and specifications for in-process. CLIENT is responsible for keeping COOK supplied with the most current methods and specifications.

5.    Bulk drug substance and excipients must arrive at COOK no later than three
      (3) weeks prior to the fill date.

6. Batch records must be approved by CLIENT two (2) weeks prior to the date of manufacture or the date will be forfeited and CLIENT will pay a 20% cancellation fee.

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First Amendment to Agreement and Manual - 129; 2/12/98 - 03                    3

--------------------------------------------------------------------------------
                           Raw Materials & Components
--------------------------------------------------------------------------------

                                      [***]


--------------------------------------------------------------------------------
NOTE: COOK will store any remaining bulk drug substance for fifteen (15) days after the fill date (unless other runs are scheduled) at which time all the inventory will be sent back to CLIENT, F.O.B. Bloomington.
--------------------------------------------------------------------------------

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First Amendment to Agreement and Manual - 129; 2/12/98 - 03                    4

Formulation -

                                     [***]


Filling -

1.    The product will be maintained at [***] during filling.

2.    The product will be aseptically processed.

3.    Upon completion, the product will be stored at [***].

Chemistry/Microbiology (see also Stability) -

1.    Cleaning assay (TOC; already in place).

2.    Incoming release of components and excipients per CIC procedures.

3.    Incoming release of bulk drug substances by:

      a.    IR (except KL4, which is done by HPLC)

      b.    Verification of Consumer Products Testing's C of A

4.    In-process testing:

      [***]

5. Final release testing (including sterility) will be performed by CLIENT or CLIENT's designate.

Inspection -   o     Product will be 100% visually inspected per COOK
                     procedures.

Labeling -     o     COOK to supply labels for and label vials, boxes, and
                     cases.

Packaging -    o     COOK will package all batches in boxes of seven (7)
                     vials. Entire batch will be packaged and shipped to CLIENT or CLIENT's designate. COOK will not sublot and package.

Shipping -     o     Shipments are F.O.B. Bloomington at [***] via Caliber
                     Logistics

Disposal -     o     Disposal of product and process waste will be performed
                     by COOK. Any disposal costs incurred by COOK will be charged back to Client plus 10% for COOK handling.

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First Amendment to Agreement and Manual - 129; 2/12/98 - 03                    5

Documentation provided by COOK -

1.    Master batch record for review and approval by COOK and CLIENT.

2. Product specific validation summaries (must be approved by CLIENT prior to use).

3.    Executed batch records.

4.    QA certification letter (to accompany clinical samples; see Jennifer
      Walls)

            -------------------------------------------------------
                                  Project Price
            -------------------------------------------------------
            Tasks                                            Cost
            =======================================================
            Media fill (to qualify processing & filling)    [***]
            -------------------------------------------------------
            First 144 L GMP batch                           [***]
            -------------------------------------------------------
            Second 40 L GMP batch                           [***]
            -------------------------------------------------------
            Third 40 L GMP batch                            [***]
            -------------------------------------------------------
            Fourth 40 L GMP batch                           [***]
            -------------------------------------------------------
            Fifth 144 L GMP batch                           [***]
            -------------------------------------------------------
            New die cut for 200 mL boxes                    [***]
            -------------------------------------------------------
                               TOTAL                        [***]
            -------------------------------------------------------
            Technology transfer                             [***]
            -------------------------------------------------------

--------------------------------------------------------------------------------
                                  Payment Plan
--------------------------------------------------------------------------------
Deposit (due by February 15, 1998)                                       [***]
--------------------------------------------------------------------------------
Due within thirty (30) days after the fill of the first batch            [***]
--------------------------------------------------------------------------------
Due within thirty (30) days after the fill of the second batch           [***]
--------------------------------------------------------------------------------
Due within thirty (30) days after the fill of the third batch            [***]
--------------------------------------------------------------------------------
Due within thirty (30) days after the fill of the fourth batch           [***]
--------------------------------------------------------------------------------
Due within thirty (30) days after the fill of the fifth batch            [***]
--------------------------------------------------------------------------------
                                                TOTAL                    [***]
--------------------------------------------------------------------------------


First Amendment to Agreement and Manual - 129; 2/12/98 - 03                    6

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